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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, MyDestination 2065 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Moderately Aggressive Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund,

Impact Bond Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund,

Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund,

International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

July 27, 2026

Dear Shareholder:

The enclosed Information Statement discusses an action that has been taken with respect to all series of GuideStone Funds (the Trust). GuideStone Financial Resources of the Southern Baptist Convention (GuideStone), the holder of a majority of the outstanding voting securities of the Trust, has approved the election of Timothy M. Albury to the Board of Directors of the Trust, effective August 27, 2026.

In addition, GuideStone, as the holder of a majority of the outstanding voting securities of the Trust, has approved an amendment to the fundamental investment restriction of the Trust, as disclosed in a supplement to the Statement of Additional Information of the Trust on file with the U.S. Securities and Exchange Commission, with respect to the Concentration Policy of the Trust, specifically for the Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund, effective July 27, 2026.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ Brandon Pizzurro
Brandon Pizzurro
President and Director

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, MyDestination 2065 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Moderately Aggressive Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund,

Impact Bond Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund,

Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund,

International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to all series of GuideStone Funds (the Trust) (each, a Fund and collectively, the Funds). We encourage you to access and review all of the important information contained in this Information Statement, available online at: GuideStoneFunds.com/Fund-Literature.

The Information Statement discusses actions that have been taken with respect to the Funds. GuideStone Financial Resources of the Southern Baptist Convention (GuideStone), the holder of a majority of the outstanding voting securities of the Trust, has approved the election of Timothy M. Albury, effective August 27, 2026.

In addition, GuideStone, as the holder of a majority of the outstanding voting securities of the Trust, has approved an amendment of the fundamental investment restriction of the Trust, as disclosed in a supplement to the Statement of Additional of Information of the Trust on file with the U.S. Securities and Exchange Commission, with respect to the Concentration Policy of the Trust, specifically for the Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund, effective July 27, 2026.

This Notice of Internet Availability of the Information Statement is being mailed on or about July 27, 2026, to the shareholders of record of each Fund as of July 15, 2026. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) have received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the Funds will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

ii

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, MyDestination 2065 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Moderately Aggressive Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Global Bond Fund, Strategic Alternatives Fund, Defensive Market Strategies® Fund,

Impact Bond Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Index Fund, Value Equity Fund,

Growth Equity Index Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund,

International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

July 27, 2026

This document is an Information Statement for shareholders of all series (each, a Fund and collectively, the Funds) of GuideStone Funds (the Trust).

GuideStone Capital Management, LLC (the Adviser or GSCM) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 190 Middle Street, Suite 301, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s fund administration and accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about July 27, 2026, to the shareholders of record of each Fund as of July 15, 2026 (the Record Date).

The Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (GuideStone) in lieu of a shareholder meeting to elect Timothy M. Albury to the Board of Directors of the Trust (the Board or the Directors), effective August 27, 2026, and to amend the fundamental investment restriction of the Trust, as disclosed in a supplement to the Statement of Additional Information of the Trust (SAI) on file with the U.S. Securities and Exchange Commission (SEC), with respect to the Concentration Policy of the Trust, specifically for the Equity Index Fund (EIF), Value Equity Index Fund (VEIF), Growth Equity Index Fund (GEIF) and International Equity Index Fund (IEIF), effective July 27, 2026.

As disclosed in the Trust’s prospectus, GuideStone at all times directly or indirectly owns, controls or holds with power to vote at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the Record Date and date of its approval, GuideStone directly or indirectly owned, controlled or held with power to vote at least 60% of each Fund’s shares. This means that GuideStone, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the election of the Mr. Albury and the amended fundamental investment restriction, as disclosed in the Registration Statement, have each been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	All Funds: Election of Director to the Board

A.	Overview

GuideStone, as holder of a majority of the outstanding voting securities of the Trust, has elected Timothy M. Albury to the Board, effective August 27, 2026. The Trust’s Amended and Restated Trust Instrument, dated April 1, 2024, provides that Mr. Albury will hold office until his resignation, removal or mandatory retirement. Mr. Albury will serve on the Board as an independent Director (Independent Director) because he is not an “interested person” of the Trust as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act).

B.	Information Regarding the Board of Directors

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Mr. Albury, the Board will be comprised of nine individuals: Mr. Pizzurro, interested Director, and James D. Caldwell, Thomas G. Evans, William Craig George, Deanna A. Mankins, David B. McMillan, Ronald D. Murff and Jill R. Rayburn, each of whom is an Independent Director. Mr. George serves as Chairman of the Board, and Dr. Rayburn serves as Vice Chair. During the fiscal year ended December 31, 2025, the Board held four regular meetings and one special meeting. All of the Directors who served during the entirety of the previous fiscal year, attended at least 75% of the Board and Committee meetings, as applicable, held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Directors (upon the effectiveness of the election of Mr. Albury), their years of birth, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Directorships Held by Director During Past 5 Years[2]

INDEPENDENT DIRECTORS

Timothy M. Albury (1968) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2026	Chief Financial Officer, Konovo, 2025 – present; Chief Financial Officer, ConcertAI, 2024; Chief Financial Officer, AQuity Solutions, 2021 – 2023; Chief Financial Officer, Parexel/Calyx, 2020 – 2021.	27	None

James D. Caldwell (1955) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2023	President, Rowling Foundation, 2024 – present; Executive Vice President of TRT Holdings, Inc. (holding company of Omni Hotels), 2018 – present; Chief Executive Officer of Origins Behavioral Healthcare, LLC, 2018 – 2023.	27	None

Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Directorships Held by Director During Past 5 Years[2]

Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present.	27	None

William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	27	None

Deanna A. Mankins (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2023	Retired; Chief Financial Officer, City of Zachary, 2019 – 2025.	27	None

David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2019	Independent Consultant, 2008 – present; Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present.	27	None

Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	27	None

Jill R. Rayburn (1969) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2024	University General Counsel, North Greenville University, 2017 – present; Adjunct Professor, North Greenville University, 2009 – present; Managing Partner, Richey Family, GP; Richey Girls, GP, and Richey Development, GP, 2007 – present.	27	None

INTERESTED DIRECTOR AND OFFICER

Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director	Since 2024[3]	Vice President, Chief Investment Officer, GuideStone, 2025 – present; Chief Investment Officer, GuideStone, 2024 – 2025; Director of Public Investments, GuideStone, 2021 – 2024.	27	None

OFFICERS WHO ARE NOT DIRECTORS[4]

Quinn Brunk (1987) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2024	Senior Manager, Finance & Accounting, GuideStone, 2022 – present; Manager, Finance & Accounting, GuideStone, 2019 – 2022.	N/A	N/A

Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Directorships Held by Director During Past 5 Years[2]

Joshua Chastant (1984) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Portfolio Management	Since 2024	Managing Director, Public Markets, GuideStone, 2026 – present; Portfolio Manager, Public Markets, GuideStone, 2024 – 2026; Senior Investment Analyst, 2021 – 2023.	N/A	N/A

Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, , 2014 – present.	N/A	N/A

Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer, Chief Legal Officer and AML Compliance Officer	Since 2017[6]	Managing Director, Investments Compliance, Legal & Risk, GuideStone, 2020 – present.	N/A	N/A

Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Treasurer	Since 2016[7]	Managing Director, GuideStone, 2024 – present; Director, Financial Reporting & Analysis, GuideStone, 2015 – 2024.	N/A	N/A

(1)

Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80. Officers serve at the pleasure of the Board.

(2)

Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

(3)

Mr. Pizzurro has served as an Interested Director of the Trust since 2024, due to his positions with the Trust, the Adviser, GuideStone and GuideStone Investment Services (GSIS). He has served as an officer of the Trust since 2021, and from 2021 to 2023, he served as Vice President – Investment Officer.

(4)	The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone, GSIS and/or GuideStone Resource Management, Inc.
(5)	Ms. Childers has served as Vice President – Fund Operations since 2014. She has served as Vice President – Fund Operations and Secretary since 2021.
(6)	Mr. Wolfe has served as Chief Legal Officer (CLO) since 2017 and Chief Compliance Officer (CCO) and AML Compliance Officer since April 2026 and from 2020 to 2025, he served as CCO and CLO.
(7)	Ms. Wynne has served as an officer of the Trust since 2016, and from 2016 to 2024, she served as Assistant Treasurer.

In addition to the information set forth in the directors and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director (including Mr. Albury):

Timothy M. Albury. Mr. Albury is Chief Financial Officer (CFO) of Konovo, a global provider of tech-enabled market survey services to the life sciences industry. He has over 35 years of professional experience leading both private and publicly-held companies in the healthcare and life sciences industries. He also has an extensive background with private equity, mergers and acquisitions and earnings optimization. Mr. Albury holds a Bachelor of Science, summa cum laude, in Accounting from Liberty University, a Master of Science, Professional Accountancy, from the University of Miami and is a certified public accountant (CPA).

James D. Caldwell, JD. Mr. Caldwell is President of Rowling Foundation, a private charitable foundation, and an Executive Vice President of TRT Holdings, Inc. (TRT Holdings). During his tenure with TRT Holdings, Mr. Caldwell has served in several leadership roles, including Chief Executive Officer and President of Omni Hotels and Resorts for more than 15 years and President of TRT Holdings for over 12 years. He is currently Chairman of the Board of Directors of Advocates for Community Transformation (ACT) and serves on the Salvation Army Advisory Board for the North Texas Command Area. In addition, he serves on the Board of Directors of each of the Amelia Island Plantation Community Association, Inc. and the Captains Court Villas Association, Inc. Mr. Caldwell holds a Bachelor of Business Administration degree in Accounting, with the highest honors, from The University of Texas and a Doctor of Jurisprudence, with honors, from The University of Texas. He is a CPA and a member of the State Bar of Texas. Mr. Caldwell was previously a member of the Board of Trustees of GuideStone from 2004 to 2010.

Thomas G. Evans. Mr. Evans is President and Owner of Encompass Financial Services, Inc., a firm that provides business valuation and transaction management. He currently serves on the Board of Directors for i2E and past Chairman of the Board of Directors for Leadership Oklahoma and has also served as past Chairman of the Baptist Foundation of Oklahoma. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University, a Master of Business Administration degree from Marylhurst University and a Graduate Level Certificate in Financial Services from Seton Hall College of Law. Mr. Evans was previously a member of the Board of Trustees of GuideStone and an Interested Trustee of the Board of Trustees of the Trust (now known as the Board of Directors).

William Craig George. Mr. George has been the Chairman of the Board since January 2015 and a member of the Board since September 2004. He has been employed with First National Bank since 2017 and currently serves as Senior Vice President and Regional Credit Officer. In his role with First National Bank, Mr. George underwrites and approves loans and oversees bank loan policy and bank lending compliance. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

Deanna A. Mankins. Ms. Mankins served as the CFO of the City of Zachary, Louisiana, since early 2019, and retired effective December 31, 2025. Prior to this, she served as the Tax Manager for Postlethwaite & Netterville, APAC, where she was employed for over 21 years. She also serves as the Treasurer for the Foundation Assisting Zachary Education and is a board member of the Finance Advisory Committee for the Recreation and Park Commission of East Baton Rouge Parish. Ms. Mankins is a CPA. She holds a Bachelor of Science degree in Accounting, magna cum laude, from Louisiana State University.

David B. McMillan. Mr. McMillan is an Independent Consultant. After retiring from Eastman Chemical Company in 2008, he served as President and Chief Executive Officer (CEO) of three private equity backed startup companies, and he was also the founding partner of a company that provided management teams and consulting services to small companies. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Trustees of GSCM from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Trustees of GSIS from 2014 to 2018; and Chairman of the Board of Trustees of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.

Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012. Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and CFO, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves as an Advisory Director to the Board of the Baylor University Medical Center, a Director to the Board of the Southwest Transplant Alliance and as a Trustee to the Board of Prestonwood Baptist Church. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served on the Board of Trustees of GuideStone from June 2003 through October 2010, as an advisory director for Baylor University’s Hankamer School of Business and has served as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.

Brandon Pizzurro. Mr. Pizzurro is President of the Trust, President and Chief Investment Officer of GSCM, President of GSIS and serves as Vice President, Chief Investment Officer of GuideStone. He leads GuideStone’s Investments line of business, chairs GuideStone’s Committee on Faith-Based Investing, oversees the management of unregistered alternative investments held by GuideStone and is member of other committees of GuideStone and GSCM. Prior to his current role, Mr. Pizzurro was Director of Public Investments and the principal portfolio manager for the Funds, where he directed manager research, selection, ongoing monitoring and due diligence and was responsible for leading the analyst research team and investment process of the GSCM. He joined GuideStone in 2017 as a Senior Investment Analyst, where he performed quantitative and qualitative analysis, including research and recommendations regarding Fund structure and composition, on the Funds. Mr. Pizzurro holds a Bachelor of Business Administration degree with a double major in Finance and Real Estate from Baylor University. He is a CERTIFIED FINANCIAL PLANNERTM certificant and a member of both the CFA Institute and the CFA Society of Dallas/Fort Worth.

Jill R. Rayburn, JD. Dr. Rayburn has been Vice Chair of the Board since February 2026. She serves as the University General Counsel for North Greenville University, since 2017. In addition, she serves or has served North Greenville University as an adjunct professor, Assistant Provost for Academic Outreach and Director of Professional Programs/Title IX Coordinator from 2019 to 2020 and Director of Academic Engagement and Outreach from 2017 to 2018. Dr. Rayburn is the Managing Partner for Richey Family, GP, Richey Girls, GP and Richey Development, GP, since 2007. She also serves on the Board of Directors of the Upstate Homeschool Co-op and the Better Business Bureau Education Foundation, and on the Credentials Committee of the Southern Baptist Convention. She holds a Bachelor of Arts, summa cum laude, in Political Science/History with a minor in Economics from King College and a Doctor of Jurisprudence, with honors, from the University of Memphis Cecil C. Humphrey School of Law.

Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman and/or Vice Chair, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Chief Investment Officer of the Adviser (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from the Risk Manager and other senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, cybersecurity, derivatives, liquidity, valuation, personal trading, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the CCO, and in connection with each scheduled meeting, the Independent Directors meet separately from the Adviser and Trust management with the CCO and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure. The Chairman and Vice Chair of the Board is each an Independent Director and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman and Vice Chair of the Board is each an Independent Director, along with the Board’s majority of Independent Directors, is appropriate in light of the services provided to the Trust and provides the best protection against conflicts of interests with the Trust’s Adviser and service providers.

Information About Each Director’s Qualifications, Experience, Attributes or Skills. GuideStone primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Directors must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Directors may also be members of the Board of Trustees of GuideStone. The Trust compensates the Independent Directors and reimburses the Directors for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating and Governance Committee of the Board also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of directors with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Directors to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Director. The Board generally considers the manner in which each Director’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees. Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Directors, Mr. Albury (effective August 27, 2026), Ms. Mankins, Dr. Rayburn and Messrs. Caldwell, Evans, George, McMillan and Murff. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2025, there were three meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Ms. Mankins, Dr. Rayburn and Messrs. Caldwell and Evans, all of whom are Independent Directors. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the CCO and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2025, there were four meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Directors, Messrs. George, McMillan and Murff. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2025, there were four meetings of the Investment Management Committee.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee, comprised only of the Independent Directors, Mr. Albury (effective August 27, 2026), Ms. Mankins, Dr. Rayburn and Messrs. Caldwell, Evans, George, McMillan and Murff. Pursuant to its charter, the Nominating and Governance Committee is responsible for the nomination of candidates to serve as Directors and to monitor Board governance matters. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Director. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Directors shall be committed to the discretion of the Independent Directors then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2025, there were two meetings of the Nominating and Governance Committee.

In proposing a nominee, the Nominating and Governance Committee considers certain criteria, including, but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating and Governance Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating and Governance Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Nominating and Governance Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating and Governance Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders owning 50% or more of the outstanding voting securities of the Trust may submit nominations for Director candidates in writing to the attention of Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.

Securities and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Director (including Mr. Albury) in all of the Funds (which for each Director comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of June 30, 2026.

Name of Director	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INTERESTED DIRECTOR AND OFFICER
Brandon Pizzurro

$10,001-$50,000 in the MyDestination 2055 Fund

$10,001-$50,000 in the Impact Bond Fund

$10,001-$50,000 in the Impact Equity Fund

$10,001-$50,000 in the Strategic Alternatives Fund

$10,001-$50,000 in the Defensive Market Strategies Fund

$10,001-$50,000 in the Global Real Estate Securities Fund

$10,001-$50,000 in the Value Equity Fund

$10,001-$50,000 in the Growth Equity Fund

$10,001-$50,000 in the Small Cap Equity Fund

$10,001-$50,000 in the International Equity Fund

$10,001-$50,000 in the Emerging Markets Equity Fund

Over $100,000
INDEPENDENT DIRECTORS
Timothy M. Albury	NONE	NONE
James D. Caldwell	NONE	NONE
Thomas G. Evans	Over $100,000 in MyDestination 2025 Fund	Over $100,000
William Craig George	NONE	NONE
Deanna A. Mankins	NONE	NONE
David B. McMillan	$10,001-$50,000 in the Money Market Fund $50,001-$100,000 in the Equity Index Fund Over $100,000 in the Growth Equity Fund	Over $100,000
Ronald D. Murff	Over $100,000 in the Aggressive Allocation Fund Over $100,000 in the Growth Equity Fund Over $100,000 in the Small Cap Equity Fund	Over $100,000
Jill R. Rayburn	$50,001-$100,000 in the MyDestination 2035 Fund Over $100,000 in the Moderately Aggressive Allocation Fund Over $100,000 in the Low-Duration Bond Fund	Over $100,000

As a group, the Directors and officers of the Trust owned less than 1% of each Class of a Fund, as of June 30, 2026.

As of June 30, 2026, the Independent Directors or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or underwriter.

Compensation. Effective January 1, 2024, the Trust began compensating the Independent Directors. In addition, the Trust reimburses the Directors for any expense incurred in attending meetings. The Trust does not compensate officers for the services they provide to the Funds. The Trust pays each Independent Director annual compensation for his or her services as a Director of the Trust. In recognition for his services, the compensation paid to the Board chairman is larger than the compensation paid to the other members of the Board. The Independent Directors are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may pay the incidental costs of an Independent Director to attend training or other types of conferences relating to the investment company industry.

The following table sets forth information with respect to the compensation of each Interested and Independent Director for the fiscal year ended December 31, 2025.

Name of Director	Total Compensation from the Trust
INTERESTED DIRECTOR AND OFFICER
Brandon Pizzurro(1)	NONE
INDEPENDENT DIRECTORS
James D. Caldwell	$80,000
Thomas G. Evans	$80,000
William Craig George	$100,000
David B. McMillan	$80,000
Deanna A. Mankins	$80,000
Ronald D. Murff	$80,000
Jill R. Rayburn	$80,000

(1)	As an Interested Director who is an officer of GuideStone and/or its affiliates, Mr. Pizzurro did not receive any compensation from the Trust for his services.

The Trust does not provide pension or retirement benefits to its Directors.

The Trust’s officers do not receive fees from the Trust for services in such capacities.

Other Information. Dr. Rayburn’s spouse and Mr. Murff’s spouse are members in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone.

II.	Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund: Amended Fundamental Investment Restriction

A.	Overview

At a special meeting of the Board held on July 16, 2026, the Board, including all of the Independent Directors, considered and unanimously approved the Adviser’s proposal to amend and to amend the fundamental investment restriction of the Trust, as disclosed in a supplement to the SAI on file with the SEC, with respect to the Concentration Policy of the Trust, specifically for the EIF, VEIF, GEIF and IEIF (collectively, the Index Funds), (Concentration Policy Change) effective July 27, 2026, an action requiring shareholder prior approval.

On July 27, 2026, GuideStone approved the Concentration Policy Change at a regularly scheduled meeting. In accordance with the Trust’s Amended and Restated Trust Instrument and as disclosed in the Trust’s prospectus, GuideStone at all times directly or indirectly owns, controls or holds with power to vote, at least 60% of the outstanding shares of the Trust, and the Trust will refuse to accept any investment that would result in a change of such control. In addition, as of the Record Date and July 27, 2026, GuideStone directly or indirectly owned, controlled or held with power to vote at least 60% of the Funds’ shares. This means that GuideStone, which is an affiliate of the Adviser, controlled the vote on any matter that required the approval of a majority of the outstanding shares of the Trust. Therefore, in accordance with the Trust’s governing documents, the change to the Index Funds’ fundamental investment restriction to change their concentration policy, effective July 27, 2026, has been approved by shareholders.

B.	Summary of Amended and Restated Fundamental Investment Restriction

Effective July 27, 2026, the Concentration Policy Change, as disclosed in the SAI, is amended as reflected in the bold (added) text below:

1. All Funds: Purchase securities which would cause more than 25% of the value of a Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities; (2) the Money Market Fund, securities issued by domestic banks; or (3) the Global Real Estate Securities Fund, securities in the real estate industry.

Global Real Estate Securities Fund: The Global Real Estate Securities Fund concentrates its assets in the real estate industry by investing more than 25% of the value of the Fund’s total assets at the time of such purchase in securities of issuers in the real estate industry.

Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund: The Equity Index Fund, Value Equity Index Fund, Growth Equity Index Fund and International Equity Index Fund will not concentrate assets in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index.

Over recent periods, certain indexes have grown more concentrated in certain industries. The Concentration Policy Change has allowed each Index Fund to invest more than 25% of its respective total assets in the securities of issuers conducting their principal business activities in the same industry to the extent necessary to approximate the composition of each Index Fund’s respective target index. As a result, the Index Funds are better able to track the respective index notwithstanding an index’s concentration in any particular industry. The Concentration Policy Change did not alter the Index Funds’ investment objectives nor materially change the principal investment strategies or principal investment risks of any Index Fund. This Concentration Policy Change is limited to the concentration restriction for index tracking purposes and does not alter any of the other series of the Trust regulatory concentration obligations.

III.	Additional Information

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to Melanie Childers, Vice President – Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Board or the specified Director(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) have received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of the Notice of Internet Availability of Information Statement (the Materials), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Directors,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and Secretary of the Trust

July 27, 2026

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF JULY 15, 2026

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	32,203,379.347	38,576,284.016
MyDestination 2025 Fund	87,909,224.786	104,361,783.358
MyDestination 2035 Fund	98,011,205.934	106,401,046.590
MyDestination 2045 Fund	77,033,664.121	84,731,852.267
MyDestination 2055 Fund	24,994,004.046	27,769,417.077
MyDestination 2065 Fund	9,156,395.426	8,892,639.977
Conservative Allocation Fund	9,540,783.674	25,214,119.665
Balanced Allocation Fund	26,008,628.465	79,286,182.355
Moderately Aggressive Allocation Fund	27,746,750.755	61,028,225.264
Aggressive Allocation Fund	22,420,133.338	63,061,561.397
Money Market Fund	1,790,114,159.050	549,098,887.160
Low-Duration Bond Fund	56,001,588.041	12,215,200.245
Medium-Duration Bond Fund	254,222,361.244	48,258,113.939
Global Bond Fund	72,871,258.097	10,973,646.286
Strategic Alternatives Fund	25,959,584.876	5,800,262.721
Defensive Market Strategies Fund	80,524,288.261	23,820,050.071
Impact Bond Fund	8,130,957.377	1,654,481.217
Equity Index Fund	65,118,876.900	25,435,133.249
Global Real Estate Securities Fund	24,218,668.144	9,716,589.750
Value Equity Index Fund	36,247,809.835	4,235,310.129
Value Equity Fund	24,875,380.398	20,222,333.426
Growth Equity Index Fund	32,779,797.773	4,235,310.129
Growth Equity Fund	27,060,830.085	30,072,480.135
Small Cap Equity Fund	36,050,726.789	15,189,674.100
International Equity Index Fund	115,271,085.753	18,049,435.564
International Equity Fund	56,381,028.027	20,634,933.057
Emerging Markets Equity Fund	64,184,351.586	17,759,423.720

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	25,442,230.553	66%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,445,646.790	22%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	72,158,781.406	69%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	23,999,874.820	23%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	75,059,011.134	71%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	25,182,682.505	24%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	61,332,621.021	72%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,539,453.975	23%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	19,234,731.803	69%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,078,171.795	25%
MyDestination 2065 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,886,156.556	66%
MyDestination 2065 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,545,909.342	29%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	15,376,549.258	61%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,264,760.457	17%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	59,384,166.233	75%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,848,099.889	12%
Moderately Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	44,287,128.230	73%
Moderately Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,306,748.228	19%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	51,007,204.606	81%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,798,290.686	12%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	308,576,466.510	56%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	76,265,543.840	14%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,222,728.554	51%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,555,150.658	13%
Low-Duration Bond Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,473,226.662	12%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	26,701,874.692	55%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,019,483.309	10%
Medium-Duration Bond Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	3,784,717.495	8%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,479,877.476	50%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,110,667.348	10%
Global Bond Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	806,877.197	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,386,245.614	58%
Strategic Alternatives Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	678,470.207	12%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	660,140.126	11%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Voluntary Annuity Plan (VAP) PO Box 819109 Dallas, TX 75381-9109	354,258.891	6%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	14,298,905.754	60%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,084,051.183	13%
Defensive Market Strategies Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,279,771.734	5%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Operating Reserves PO Box 92956 Chicago, IL 60675	395,119.051	24%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Restricted Insurance Reserves PO Box 92956 Chicago, IL 60675	384,258.758	23%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Protection Benefit PO Box 92956 Chicago, IL 60675	282,430.389	17%
Impact Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	259,942.846	16%
Impact Bond Fund Investor Class	Northern Trust as Custodian FBO GSFR Endowed Mission Dignity PO Box 92956 Chicago, IL 60675	203,108.506	12%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,778,488.347	54%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,209,352.806	13%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,305,603.488	5%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	6,101,165.785	63%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,249,692.787	13%
Value Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	3,103,869.497	73%
Value Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	478,553.375	11%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	12,094,829.916	60%
Value Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	3,528,937.245	17%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,432,994.294	12%
Growth Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	5,175,162.643	70%
Growth Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	995,518.754	13%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	21,060,104.109	70%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,003,042.947	13%
Growth Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	1,998,958.009	7%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	10,855,930.379	71%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,133,950.928	14%
International Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	11,244,339.937	62%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,003,648.219	11%
International Equity Index Fund Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,380,451.952	8%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,585,645.938	46%
International Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	3,266,296.487	16%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,162,502.093	10%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,890,079.795	56%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	1,973,346.900	11%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	1,544,216.501	9%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	28,363,236.084	88%
MyDestination 2015 Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	2,972,052.484	9%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	80,664,965.981	92%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	90,286,756.768	92%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	70,820,153.323	92%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	23,490,510.885	94%
MyDestination 2065 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,447,366.473	92%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,811,746.207	82%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(7) Employer Plans-XM PO Box 819109 Dallas, TX 75381-9109	619,957.646	7%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	22,199,074.940	80%
Moderately Aggressive Allocation Fund Institutional Class	North American Mission Board of the Southern Baptist Convention Attn: Financial Services Team 4200 N Point Parkway Alpharetta, GA 30022-4176	3,935,074.994	14%
Growth Allocation Fund Institutional Class	TIAA Trust, N.A. as Cust/Ttee of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	1,609,886.341	7%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,636,662.255	88%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Medium-Duration Bond Fund PO Box 819109 Dallas, TX 75381-9109	431,902,870.010	24%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	215,162,783.980	12%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Equity Index Fund PO Box 819109 Dallas, TX 75381-9109	129,431,118.940	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity Defensive Market Strategies Fund PO Box 819109 Dallas, TX 75381-9109	104,734,827.740	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Strategic Alternatives Fund PO Box 819109 Dallas, TX 75381-9109	100,854,460.120	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Market Liquidity International Equity Index Fund PO Box 819109 Dallas, TX 75381-9109	92,654,487.720	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	9,375,735.136	17%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	6,045,191.224	11%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	6,035,674.660	10%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,838,835.839	9%
Low-Duration Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Foundation Inc Operations PO Box 92956 Chicago, IL 60675	4,681,731.098	8%
Low-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,318,204.579	8%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,111,796.356	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	53,568,395.594	21%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	49,216,662.000	19%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	30,174,837.061	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	20,070,589.778	8%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	19,767,137.232	8%
Medium-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,679,281.940	7%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,787,799.971	5%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	16,653,222.269	23%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	13,546,135.145	19%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,085,884.516	17%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	7,183,081.077	10%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,948,581.754	7%
Global Bond Fund Institutional Class	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3729	3,963,153.996	5%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,883,077.651	23%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	2,788,947.403	11%
Strategic Alternatives Fund Institutional Class	Northern Trust as Custodian FBO GSFR Fixed Benefit PO Box 92956 Chicago, IL 60675	2,584,827.253	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,365,538.452	9%
Strategic Alternatives Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,337,419.849	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,260,761.273	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,049,172.871	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	17,136,022.084	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	16,598,120.707	21%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	10,778,689.651	13%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,380,314.389	12%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	7,512,324.978	9%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 819109 Dallas, TX 75381-9109	4,615,270.994	6%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,245,919.336	28%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,105,717.682	26%
Impact Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 819109 Dallas, TX 75381-9109	1,705,706.332	21%
Impact Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Ministries Inc Operations PO Box 92956 Chicago, IL 60675	616,444.944	8%
Impact Bond Fund Institutional Class	Northern Trust as Custodian FBO In Touch Foundation Inc Operations PO Box 92956 Chicago, IL 60675	427,810.167	5%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	14,706,874.450	23%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	12,024,777.912	18%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,091,100.691	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	7,864,854.222	12%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	7,000,541.251	11%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	3,915,284.070	16%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	3,904,003.283	16%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	3,394,034.042	14%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,763,563.857	11%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,705,694.137	11%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,097,782.321	9%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	2,090,748.979	9%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,162,071.900	39%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,575,733.289	35%
Value Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,059,143.624	17%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,136,456.648	29%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,420,721.102	26%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Value Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,743,259.853	19%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,849,624.644	11%
Value Equity Fund Institutional Class	Edward D Jones & Co For the Benefit of Customers 12555 Manchester Road St. Louis, MO 63131-3729	1,581,077.798	6%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,212,983.073	37%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	10,371,592.007	32%
Growth Equity Index Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,421,125.827	17%
Growth Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,621,706.172	8%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	11,524,074.117	43%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	5,624,191.335	21%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	4,033,564.403	15%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,620,888.226	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	6,377,439.613	18%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,700,126.367	16%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	4,925,766.252	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,802,747.300	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	3,445,548.902	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,293,400.182	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,742,170.991	8%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	32,387,075.723	28%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	26,292,129.004	23%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	17,466,442.818	15%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	15,241,384.751	13%
International Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	6,679,119.185	6%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	20,036,309.481	36%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	12,839,421.843	23%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	8,177,929.888	15%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,621,552.130	10%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	9,630,292.049	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of July 15, 2026 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	8,812,253.446	14%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	7,432,674.182	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	6,919,537.273	11%
Emerging Markets Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,988,777.841	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	4,803,858.395	7%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	4,449,548.543	7%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,887,219.178	6%
Emerging Markets Equity Fund Institutional Class	The Northern Trust Company For the Benefit of Client Accounts PO Box 92956 Chicago, IL 60675	3,323,059.461	5%